Derivative financial instruments	9 Months Ended
Sep. 30, 2018
Derivative financial instruments [Abstract]
Derivative financial instruments
Note 9. - Derivative financial instruments

The breakdown of the fair value amount of the derivative financial instruments as of September 30, 2018 and December 31, 2017 is as follows:

	Balance as of September 30, 2018		Balance as of December 31, 2017
($ in thousands)	Assets	Liabilities	Assets	Liabilities
Derivatives - cash flow hedge	15,350	266,884	8,230	329,731

The derivatives are primarily interest rate cash-flow hedges. All are classified as non-current assets or non-current liabilities, as they hedge long-term financing agreements. These are classified as Level 2 (see Note 10).

Additionally, the Company owns currency options with leading international financial institutions, which guarantee minimum Euro-U.S. dollar exchange rates. The strategy of the Company is to hedge the exchange rate for the distributions from its Spanish assets after deducting euro-denominated interest payments and euro-denominated general and administrative expenses. Through currency options, the strategy of the Company is to hedge 100% of its euro-denominated net exposure for the next 12 months and 75% of its euro-denominated net exposure for the following 12 months, on a rolling basis.

The net amount of the fair value of interest rate derivatives designated as cash flow hedges transferred to the consolidated condensed income statement is a loss of $51,049 thousand for the nine-month period ended September 30, 2018 (loss of $54,446 thousand in the nine-month period ended September 30, 2017).

The after-tax results accumulated in equity in connection with derivatives designated as cash flow hedges as of September 30, 2018 and December 31, 2017 amount to a profit of $105,959 thousand and a profit of $80,968 thousand respectively.